COMMITMENTS AND CONTINGENT LIABILITIES (Tables)	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
Schedule of Annual Purchase Commitments Under Contracts
The following table summarizes REE’s contractual obligations and other commitments for cash expenditures as of June 30, 2024, and the years in which these obligations are due. The following table present the Company’s commitments and unrecorded contractual obligations.This table is not meant to represent a forecast of our total cash expenditures for any of the periods presented.
NOTE 7. COMMITMENTS AND CONTINGENT LIABILITIES (cont.)

Purchase commitments
(Unaudited)
2024	$13,548
2025	11,893
2026	—
2027	—
2028 and thereafter	—
Total	$25,441